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                     Securities and Exchange Commission
                        Washington, D.C. 20549

                               FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ALPHA RESOURCES, INC.
                         ____________________________________
       (Exact Name of Registrant as Specified in its Charter)

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
 Delaware                                6770
 (State or Other Jurisdiction of         (Primary Standard
Industrial
 Incorporation or Organization)           Classification Code
Number)
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      901 Chestnut Street, Suite A, Clearwater, FL   33756
      (Address of principal executive offices)       (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box:[X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[ ]

Securities Act registration statement file number to which this form relates: 333-22693
             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
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
Title of Each Class       Name of Each Exchange on Which
to be so Registered       Each Class is to be Registered


-------------------       ------------------------------

-------------------       ------------------------------
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Securities to be registered pursuant to Section 12(g) of the
Act:

             Common Stock, $.001 par value per share
                          (Title of class)


------------------------------------------------------------
                          (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Company's Registration Statement on Form SB-2 (Registration No.333-22693), and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Securities" in the Company's Preliminary Prospectus forming a part of the Company's Registration Statement on Form SB-2, File No.333-22693, and all amendments thereto, filed with the Securities Exchange Commission on March 4, 1997.

ITEM 2.  EXHIBITS
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
Exhibit
Number                Description of Document

A The "Description of Securities" section of the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-22693, and all amendments thereto, is incorporated herein by reference as referred to in Item 1.

2.1                   Certificate of Incorporation, as
                      amended(Filed as Exhibit 10.5 to the
                      Registration Statement on Form SB-2,
                      File No. 333-22693, and hereby incorporated herein by reference).

2.2                   By-Laws (Filed as Exhibit 10.6 to the
                      Registration Statement on Form SB-2, File
                      No. 333-22693, and hereby incorporated
                      herein by reference).

                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                           ALPHA RESOURCES, INC.


                           By:/s/ Gerald L. Couture
                           Gerald L. Couture, Chief Executive
Officer

Date:	August 12, 1999




                                   SIGNATURE

    	Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                            ALPHA RESOURCES, INC.


                            By:/s/ Gerald L. Couture
                            Gerald L. Couture, Executive Officer

Date:	August 12, 1999

                       SICHENZIA, ROSS & FRIEDMAN, LLP
                            Attorneys At Law
                        135 West 50th Street, 20th Floor
                           New York, New York 10020
                              (212) 664-1200
                              (212) 664-7329
                         writer's direct dial: (212) 261-2007

                                         August 12, 1999


VIA ELECTRONIC TRANSMISSION

Mail Stop 3-4
Office of Small Business
United States Securities & Exchange Commission
Division of Corporation Finance
Washington D.C. 20549

Attn:   Richard Wulff

Re:     Alpha Resources, Inc. (the "Company")
        SEC File Number 333-22693
        Form 8-A Registration Statement

Dear Mr. Wulff:

    We are submitting, by electronic transmission, on behalf of our client, Alpha Resources, Inc. (the "Company"), a Form 8-A
Registration Statement. We hereby request that such Registration Statement become effective simultaneously with the Company's Registration Statement submitted on Form SB-2.

     Please telephone Richard A. Friedman, Esq. at (212) 261-2007 if you have any questions or comments on the foregoing as to non-accounting matters or if we may otherwise be of assistance to you.

                           Very truly yours,


                           /s/ Sichenzia, Ross & Friedman LLP
                           Sichenzia, Ross & Friedman LLP





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